EXHIBIT 10.1.3













                       CHARMING SHOPPES RECEIVABLES CORP.

                                     Seller

                             SPIRIT OF AMERICA, INC.

                                    Servicer

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                     Trustee

                          Charming Shoppes Master Trust



                                    AMENDMENT

                           Dated as of March 18, 2005

                                       to

           SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                          Dated as of November 25, 1997

          (as amended on July 22, 1999, May 8, 2001 and August 5, 2004)

     This Amendment, dated as of March 18, 2005 (this "Amendment") is to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997, as amended as of July 22, 1999, as of May 8, 2001 and as of August 5, 2004 (the "Agreement") each by and among Charming Shoppes Receivables Corp., as seller (the "Seller"), Spirit of America, Inc., as servicer (the "Servicer"), and Wachovia Bank, National Association, as trustee (the "Trustee"). Any capitalized term not herein defined shall have the meaning assigned to it in the Agreement.

     WHEREAS, the Seller, the Servicer and the Trustee desire to amend the Agreement in certain respects as set forth herein;

     WHEREAS, an Opinion of Counsel for the Seller has been delivered to the Trustee and each Purchaser Representative pursuant to Section 13.1(a) of the Agreement; and

     WHEREAS, each Rating Agency has notified the Seller, the Servicer and the Trustee in writing that the amendment provided herein shall not result in a reduction or withdrawal of the rating of any outstanding Series or Class as to which it is a Rating Agency.

     NOW THEREFORE, the Agreement is hereby amended in the following manner:

     SECTION 1. Amendment. Section 1.1.4 of the definition of "Eligible Account" in Section 1.1 of the Agreement is hereby amended by adding the following language immediately following the word "Canada" where it appears therein:

     ", a U.S. Territory or a U.S. military P.O. Box outside the United States"

     SECTION 2. Agreement in Full Force and Effect as Amended. In all other respects the Agreement is confirmed and ratified and shall continue in full force and effect. Henceforth, references in the Agreement to "the Agreement," "this Agreement," "hereof," "hereto" or words of similar import shall in each case be deemed to refer to the Agreement as hereby amended.

     SECTION 3. Effectiveness. The amendment provided for by this Amendment shall become effective on the date first set forth above; provided that on or prior to such date the Trustee shall have received counterparts of this Amendment, duly executed by the parties hereto.

     SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



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     IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                            CHARMING SHOPPES RECEIVABLES CORP.,
                                            Seller


                                            By:
                                               --------------------------------
                                            Name:  Kirk R. Simme
                                            Title:  Vice President




                                            SPIRIT OF AMERICA, INC.,
                                            Servicer


                                            By:
                                               --------------------------------
                                            Name:  Kirk R. Simme
                                            Title:  Vice President




                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as the Trustee for CHARMING
                                            SHOPPES MASTER TRUST


                                            By:
                                               --------------------------------
                                            Name:
                                            Title: